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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT,
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported): September 18, 1998


                             STERLING VISION, INC.
              (Exact Name of Registrant as Specified in Charter)


          New York                      1-14128                 11-3096941
----------------------------    -----------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
                   ----------------------------------------
                   (Address of Principal Executive Offices)


                                (516) 390-2100
                                --------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Event

         See the following press release, dated September 18, 1998, announcing certain changes in the executive officers of the Company, all of which will occur on or abount October 15, 1998.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        STERLING VISION, INC.

                                       By: /s/Joseph Silver
                                           ----------------
                                     Name: Joseph Silver
                                    Title: Executive Vice President & General
                                           Counsel

Date: September 22, 1998